EXHIBIT 99.3
Sovereign Bancorp, Inc. Expense Management and Balance Sheet Optimization Initiatives December 21, 2006

Forward-Looking Statements This presentation contains statements of Sovereign Bancorp, Inc.'s (the "Company") strategies, plans and objectives, estimates of future operating results for Sovereign Bancorp, Inc. as well as estimates of financial condition, operating efficiencies, revenue creation and shareholder value These statements and estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements Factors that might cause such a difference include, but are not limited to: general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and other technological factors affecting the Company's operations, pricing, products and services

Objective Execute on four key initiatives to deliver improved quality of earnings, provide greater transparency and understanding of Sovereign's businesses and strategy, and better position Sovereign for sustainable growth The four initiatives are to: Improve productivity and expense management Improve the capital position and quality of earnings Improve the customer experience Improve communications with all stakeholders

Improving Productivity and Expense Management

Expense Reduction Initiative Primary focus on: Functional redundancies and operating inefficiencies Products/business lines not meeting profit or strategic goals Leverage economies of scale with vendor supply and service contracts Capacity utilization and expenses associated with facilities Consolidations of departments Optimization of retail delivery channels While minimizing impact on customer facing activities and organic revenue generation Identified ~$100 million of expense reductions

Expense Reduction Initiative Reductions by Expense Category Reductions by Expense Category Reductions by Expense Category Compensation & Benefits $50 million Reduction of approximately 800 FTE's 475 during 4Q06, remainder primarily through attrition throughout 2007 Occupancy & Equipment $10 million Inventory all facilities - cost/square foot and square foot/FTE Energy management program Renegotiation of real estate related contracts Technology $10 million Vendor contract renegotiation Review all application, development and systems projects Examine potential systems consolidations Other Administrative Expense $30 million Businesses/functions not meeting expectations or metric standards In-house vs. outsourcing Review of non-technology initiatives Contract evaluation

Anticipate 100% of cost reductions to be realized, on a run rate basis, by the end of 2007: 75% realized by the end of the second quarter of 2007 100% realized by the end of 2007 Approximately $80 million of expense reductions will be reflected in 2007 financial statements Expense saving are a key component to achieving positive operating leverage in 2007 Expense Reduction Initiative Implementation

Capital Re-investment in Core Businesses to Continue Sovereign will continue to invest in core commercial businesses and targeted specialty businesses as well as core consumer businesses including consumer lending, mortgage banking and indirect auto Sovereign will make investments to improve the customer experience Streamlining of product set Reduction of account opening time More incentives for service quality Revitalization of Community Banking Offices Sovereign plans to open/relocate up to 40 new community banking offices over the next 2 years - up to 18 in 2007 and 22 in 2008

Improving Capital Position and Quality of Earnings

Goals of Balance Sheet Optimization Allocate capital to businesses with highest risk adjusted returns or strategic importance Diversify the balance sheet to ensure the bank is not overly sensitive to certain interest rate or economic environments Decrease interest rate risk and improve asset quality Maintain adequate liquidity to fund future growth Position the company to enhance key balance sheet and profitability ratios over the long-term

Reduced Reliance on Wholesale Assets Intend to sell about $10.0 billion of assets, yielding approximately 6.05%, consisting of: $4.5 billion of correspondent home equity loans Weighted average yield of approximately 6.50% Average life 2.7 years After-tax loss of $173 to $185 million, or $.34 to $.36 per share Currently allocate $392 million of risk-adjusted capital Sale frees up $207 to $219 million of risk-adjusted capital Settles by end of first quarter of 2007 Sold for credit and interest rate risk management purposes $2.9 billion of residential mortgages Weighted average yield of approximately 6.05% Average life 4.9 years After-tax loss of approximately $32.5 million, or $.06 per share Currently allocate $145 million of risk-adjusted capital Sale frees up $112.5 million of risk-adjusted capital Settles mid-January 2007 Sold for interest rate risk management purposes and to reduce the wholesale portion of the earnings stream

Reduced Reliance on Wholesale Assets $2.0 billion of multi-family loans Weighted average yield of approximately 6.10% Average life 4.1 years Sold approximately $500 million during fourth quarter of 2006, settles in December 2006 After-tax gain of $3.3 million, or $.01 per share Currently allocate $160 million of risk-adjusted capital $1.5 billion to be sold and settled during first quarter of 2007, no gain or loss expected $1.5 billion of investment securities sold and reinvested Weighted average yield of approximately 4.60% CMO's with an average life of 3.96 years After-tax loss of $28.6 million, or $.06 per share Settles December 22, 2006 Anticipate reinvesting at significantly higher coupon (required for collateral purposes) $500 million of FHLB stock to be sold during first quarter of 2007 Weighted average yield of 5.25% No gain or loss expected

Reduced Reliance on Wholesale Funding Intend to reduce wholesale funding $10.0 billion, weighted average cost of approximately 5.03%, consisting of: $1.5 billion of brokered money markets at 5.50% weighted average cost to be reduced throughout the first quarter of 2007 $8.5 billion of borrowings at 4.95% weighted average cost to be reduced concurrent with settlement of loan sales

Accounting Considerations Correspondent home equity, purchased mortgage portfolio and anticipated multi-family sales will not settle until first quarter of 2007 Assets transferred to held-for-sale account and marked-to- market as of December 31, 2006 Credit-related component of loss on sale must be treated as a reduction in allowance for credit losses; therefore, this will result in a large loan loss provision in the fourth quarter of 2006 New accounting rules (SFAS 146) require severance and other expense reduction charges to be recognized over several quarters

Non-Recurring Charge The total restructuring and expense reduction charges are expected to be approximately $320 to $350 million, after- tax These charges will be recognized as follows: (pre-tax, $ in millions) 4Q06 2007 Total Balance Sheet Restructuring Charge $355 - $375 $0 $355 - $375 ICBC Merger and Integration Charges $8.5 - $10.0 $12.0 - $14.0 ~$22.8* Severance and Employee Charges $28.5 - $33.5 ~$60.0 $88.5 - $93.5 Other ~$6.5 $30.0 - $40.0 $36.5 - $46.5 Total EPS impact, after-tax $395 - $425 $.50 - $.53 $100 - $115 $.13 - $.14 $495 - $540 $.63 - $.68 * Excludes $47.2 million, pre-tax, previously recognized in 2Q and 3Q of 2006. At announcement, total merger and integration charges related to ICBC estimated to be approximately $70 million, pre-tax.

Benefits of Restructuring Repositions Sovereign for sustainable growth in core earnings long-term Improves capital levels Provides investment capital to support organic growth Reduces reliance on purchased assets and wholesale funding, improving quality of balance sheet and income statement Positions company for positive operating leverage

Improvement In Core Operating Metrics Net interest margin - pro forma annualized benefit of approximately 20 to 25 basis points Because of timing of sales, benefit is expected to be fully reflected in 2Q07, partial benefit in 1Q07 Loan to Deposit ratio improves to 103% (once all loan sales are completed) from 117% in September 2006 Improves Sovereign Bancorp's Tier 1 Leverage ratio by approximately 50 basis points and Sovereign Bank's Total Risk-Based Capital ratio by approximately 90 basis points, once all transactions settle in 1Q07

What To Expect In 2007... Loans Upper-single digit year-over-year growth in core commercial and consumer categories; reductions in correspondent home equity and residential lending Deposits Mid-single digit year-over-year growth from in-market deposits; runoff in Brokered and Gov't Deposits Net Interest Income Low-single digit growth from 4Q06 run rate; double digit growth in core NII offset by declines in wholesale NII Non-interest Income Low-single digit growth from 4Q06 run rate; improved quality and transparency Non-interest Expense $80 million decline from 4Q06 run rate offset by investment in core franchise Net Charge-offs Improvement of 13 basis points from 3Q06 levels due to sale of correspondent home equity portfolio, partially offset by anticipated weakening in remaining portfolios Effective Tax Rate Mid-to-low 20's%

Improving The Customer Experience

Vision and Strategy Sovereign's vision is to be perceived by its customers and prospects as a customer centric local community bank with large bank capabilities Sovereign's strategy is to acquire and retain customers by: Demonstrating convenience through our locations, technology and business approach Offering innovative and easy-to-use products and services Providing high-quality customer service that is both responsive and flexible

Tactical Plans - A Few Examples Improve quality of service Migrated call center to U.S. from India in fourth quarter of 2006 Implement customer service program Refresher service training to all customer contact team members Implement process to identify service failures Rationalize product set Simplify and enhance product set Develop multi-cultural products and services Optimize sales process Establish, monitor and enforce sales and service metrics Appointment banking has been instituted Develop and install new account opening platform Increase online usage Determine online penetration targets and increase cross-sell Develop e-statements and real-time alerts Expand ATM network Deepen penetration with CVS distribution channels Align advertising and promotion Create marketing plan consistent with product rationalization and sales process

Sovereign Bancorp, Inc.